Exhibit 99.1

FOR IMMEDIATE RELEASE

RLI ANNOUNCES SALE OF MINORITY OWNERSHIP INTEREST IN MAUI JIM, INC.

March 14, 2022 – RLI Corp. (NYSE: RLI) – RLI Corp. announced today that it has agreed to sell its minority interest in Maui Jim, Inc. For additional information, please refer to the Form 8-K filed today by RLI Corp. in connection with the transactions described herein which is available on RLI’s website at www.rlicorp.com and on the SEC's EDGAR website.

MEDIA CONTACT

Aaron Diefenthaler

Vice President, Chief Investment Officer & Treasurer 800-331-4929

Aaron.Diefenthaler@rlicorp.com

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